Fair value measurements	12 Months Ended
Dec. 31, 2011
Fair value measurements [Abstract]
Fair value measurements

2. Fair value measurements

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value measurement hierarchy prioritizes the inputs to valuation techniques used to measure fair value as follows:

•	Level 1: Valuations based on inputs such as quoted prices for identical assets or liabilities in active markets that the entity has the ability to access.
•

Level 2: Valuations based on inputs other than level 1 inputs such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active, or other inputs that are observable or can be corroborated by observable data for substantially the full term of the assets or liabilities.

•	Level 3: Valuations based on inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). A financial instrument’s fair value classification is based on the lowest level of any input that is significant in the fair value measurement hierarchy.

Financial assets and financial liabilities measured at fair value on a recurring basis

Investments in money market funds (as part of the Company’s cash and cash equivalents) have fair value measurements which are all based on quoted prices for similar assets or liabilities.

The principal market in which ASML executes its derivative contracts is the institutional market in an over-the-counter environment with a high level of price transparency. The market participants usually are large commercial banks. The valuation inputs for ASML’s derivative contracts are based on quoted prices and quoting pricing intervals from public data sources; they do not involve management judgment.

The valuation technique used to determine the fair value of forward contracts (used for hedging purposes) approximates the Net Present Value technique which is the estimated amount that a bank would receive or pay to terminate the forward contracts at the reporting date, taking into account current interest rates and current exchange rates.

The valuation technique used to determine the fair value of interest rate swaps (used for hedging purposes) is the Net Present Value technique which is the estimated amount that a bank would receive or pay to terminate the swap agreements at the reporting date, taking into account current interest rates.

The Eurobond serves as a hedged item in a fair value hedge relationship in which ASML hedges the variability of changes in the fair value of the Company’s Eurobond due to changes in market interest rates. The fair value changes of the interest rate swaps are recorded on the balance sheet under derivative financial instruments (within other current and non-current assets). Therefore, the carrying amount is only adjusted for fair value changes in interest rate swaps. For the actual fair value, including credit risk considerations, see Note 14.

The following table presents the Company’s financial assets and financial liabilities that are measured at fair value on a recurring basis:

As of December 31, 2011 (in thousands)	Level 1 EUR	Level 2 EUR	Level 3 EUR	Total EUR

Assets
Derivative financial instruments[1]	-	126,351	-	126,351
Money market funds [2]	369,238	-	-	369,238

Total	369,238	126,351	-	495,589

Liabilities
Long-term debt [3]	-	736,368	-	736,368
Derivative financial instruments [1]	-	40,359	-	40,359

Total	-	776,727	-	776,727

As of December 31, 2010 (in thousands)	Level 1 EUR	Level 2 EUR	Level 3 EUR	Total EUR

Assets
Derivative financial instruments [1]	-	96,180	-	96,180
Money market funds [2]	203,922	-	-	203,922

Total	203,922	96,180	-	300,102

Liabilities
Long-term debt [3]	-	710,060	-	710,060
Derivative financial instruments [1]	-	34,898	-	34,898

Total	-	744,958	-	744,958

1	Derivative financial instruments consist of forward contracts and interest rate swaps. See Note 3.
2	Money market funds are part of the Company’s cash and cash equivalents.
3	Long-term debt mainly relates to the Company’s EUR 600.0 million Eurobond and excludes accrued interest. For further details see Note 14.

As of December 31, 2011, the Company did not have any assets or liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) in its consolidated balance sheets.

Assets and liabilities measured at fair value on a nonrecurring basis

In 2011, the Company recognized impairment charges of EUR 12.3 million (2010: EUR 8.6 million) on its property, plant and equipment, mainly relating to machinery and equipment and furniture, fixture and other equipment. Valuation of these assets is classified as Level 3 in the fair value hierarchy since their fair values were determined based on unobservable inputs. The impairment charge is determined based on the difference between the assets’ value in use (being EUR 1.9 million) and their carrying amount. For further information, see Note 11.

The Company did not recognize any impairment charges for goodwill and other intangible assets during 2011. See Notes 9 and 10 for more information.